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                                                                   EXHIBIT 10.4


                              Employment Agreement
                                     Between
                            The Southern Bank Company
                             and James B. Little Jr.

                                 2000 Amendment
                                 --------------

     WHEREAS, The Southern Bank Company (the "Bank") has entered into an Employment Agreement (the "Agreement") with James B. Little Jr. (the "Employee"); and

     WHEREAS, the Board of Directors of the Bank (the "Board") and the Employee have determined that it is appropriate to amend the Agreement to redefine the Employee's position with the Bank.

     NOW, THEREFORE, the Agreement shall be amended as follows, effective immediately.

     1. The first sentence in Section 1 shall be amended by replacing "President" with "Chief Executive Officer."

     2. Nothing contained herein shall be held to alter, vary or otherwise affect any of the terms, provisions or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 21st day of September 2000, the undersigned hereby approve this 2000 Amendment to the Agreement.



                                         THE SOUTHERN BANK COMPANY

                                         By _______________________________
                                            Its Secretary


                                         ________________________________
                                                     James B. Little, Jr.